Exhibit 99.2

Contacts:	For Media:	John Calagna
(212) 578-6252

	For Investors:	Conor Murphy
(212) 578-7788
METLIFE ANNOUNCES 2010 GUIDANCE & EXPECTED 2009 FINANCIAL RESULTS
— 2010 Operating Earnings Projected to Increase 50% Over 2009 —
— 4Q 2009 Premiums, Fees & Other Revenues Expected to Grow 7% Over Prior Period —
— Full Year 2009 Premiums, Fees & Other Revenues Estimated to Rise 2% Over 2008 —
— 2009 Year-End Book Value Per Share Expected to Increase 49% Over 2008 —
— Business Overview to be Provided at Annual Investor Conference —
NEW YORK, December 7, 2009 — MetLife, Inc. (NYSE: MET) today announced several financial targets for 2010 as well as its expected results for the fourth quarter and full year 2009. Members of MetLife’s senior management team will share these financial projections with investors and discuss the company’s businesses at MetLife’s annual investor conference beginning at 8:00 a.m. (ET) today.
2010 Projections & Guidance
“In 2010, we expect operating earnings to grow approximately 50% over 2009 to between $3.3 billion and $3.6 billion, or $4.00 to $4.40 per share,” said C. Robert Henrikson, chairman, president & chief executive officer of MetLife, Inc. “In addition to a 6% to 8% increase in premiums, fees & other revenues, our disciplined pricing and underwriting, improving investment margins, higher variable investment income and lower expenses will enable us to deliver significant earnings growth. Combined, these factors will also increase MetLife’s operating return on equity to approximately 10% for 2010 and generate further ROE improvements beyond next year.”

MetLife’s 2010 operating earnings projection does not reflect an anticipated charge of $30 million ($0.04 per share), after income tax, related to MetLife’s Operational Excellence initiative, which is focused on reducing complexity, increasing productivity, accelerating growth and improving the effectiveness of the company’s operations.
Estimated Fourth Quarter & Full Year 2009 Revenue
Premiums, fees & other revenues for the fourth quarter of 2009 are expected to be between $8.5 billion and $9.1 billion, up approximately 7% from $8.2 billion in the fourth quarter of 2008. For the full year 2009, premiums, fees & other revenues are expected to be between $33.2 billion and $33.8 billion, up approximately 2% from $32.9 billion in 2008.
“During 2009, we generated growth in premiums, fees & other revenues during one of the most difficult operating environments seen in decades,” added Henrikson. “We have leveraged the tremendous scale in our businesses, increased market share and further strengthened our leadership positions in a number of insurance and retirement product lines.”
Estimated Fourth Quarter & Full Year 2009 Operating Earnings
For the fourth quarter of 2009, MetLife expects to report operating earnings between $740 million and $785 million ($0.90 to $0.95 per share), up significantly from $132 million ($0.17 per share) in the fourth quarter of 2008.
“For the full year 2009, we expect to deliver between $2.3 billion and $2.4 billion ($2.81 to $2.86 per share) in operating earnings, despite the various economic challenges,” continued Henrikson. “In addition to growing premiums, fees & other revenues over 2008, we also made significant progress on our Operational Excellence initiative in 2009, having achieved our goal of at least $400 million in pre-tax annualized savings one year ahead of our target. As a result, we are increasing our pre-tax annualized savings goal by $200 million to reach $600 million by year-end 2010.”
MetLife’s fourth quarter and full year 2009 operating earnings expectations do not reflect the annual review of assumptions related to deferred acquisition costs and other adjustments. This review will be finalized later in the fourth quarter and is anticipated to have a positive impact on both fourth quarter and full year 2009 results.
MetLife’s full year 2008 operating earnings were $2.7 billion ($3.62 per share).
“Our investment portfolio continues to benefit from the proactive steps we took to reposition the portfolio prior to the recession. Over the course of 2009, net realized after-tax investment losses have continued to decline in line with our expectations and, excluding derivatives, are expected to represent less than 1% of our roughly $340 billion general account portfolio for 2009. We also expect our book value to increase to approximately $41 per share at the end of the year — a 49% increase over 2008. Furthermore, with our strong liquidity, we are well positioned to capitalize on future investment opportunities,” added Henrikson.

Estimated Fourth Quarter & Full Year 2009 Net Income
For the fourth quarter of 2009, MetLife expects net income to be between $340 million and $485 million ($0.41 to $0.59 per share), compared with $954 million ($1.20 per share) in the fourth quarter of 2008. Fourth quarter 2008 net income benefited from net realized investment gains, after income tax, of $1.4 billion, of which approximately $1.7 billion, after income tax, were due to derivative gains.
MetLife uses derivatives — in connection with its broader portfolio management strategy — to hedge a number of risks, including changes in interest rates and fluctuations in foreign currencies. Movement in interest rates, foreign currencies and MetLife’s own credit spread — which impacts the valuation of certain insurance liabilities — can generate derivative gains or losses.
The derivative losses related to MetLife’s own credit spread do not have an economic impact on the company, but are reflected in MetLife’s net income. During the first nine months of 2009, for example, an average 350 basis point improvement in MetLife’s own credit spread contributed approximately $1 billion, after income tax, to derivative losses of $2.6 billion, after income tax. Therefore, MetLife expects a full year 2009 net loss between $2.2 billion and $2.3 billion ($2.64 to $2.82 per share).
Audio & Video Webcast
MetLife will hold its annual investor conference today from 8:00 a.m. to approximately 12:30 p.m. (ET). A live audio and video Webcast of the conference, along with the presentation materials, will be available at www.metlife.com (through a link on the Investor Relations page). A replay of the conference will be available at MetLife’s Web site beginning shortly after the conference ends on Monday, December 7, until 11:59 p.m. (ET) on Monday, December 14, 2009. The conference and the accompanying presentation materials will include statements relating to the business, operations, management and financial results of MetLife, Inc., including its prospects for the remainder of 2009, as well as for 2010 and beyond.
Assumptions included in MetLife’s estimated fourth quarter and full year 2009 and projected full year 2010 results are discussed in detail in the slide presentations to be presented at MetLife’s annual investor conference, which are included in a Current Report on Form 8-K that is being furnished today to the U.S. Securities and Exchange Commission.
Non-GAAP and Other Financial Disclosures
All references in this press release to net income (loss), net income (loss) per share, operating earnings, operating earnings per share and operating return on equity should be read as net income (loss) available to MetLife, Inc.’s common shareholders, net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, operating earnings available to MetLife, Inc.’s common shareholders, operating earnings available to MetLife, Inc.’s common shareholders per diluted common share and operating return on common equity, respectively.
The historical and forward-looking financial information presented in this press release includes performance measures which are based on methodologies other than generally accepted accounting principles (GAAP). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings per share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and net income (loss) attributable to noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings available to MetLife, Inc.’s common shareholders, operating earnings available to MetLife, Inc.’s common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and return on common equity, respectively.
Operating earnings available to MetLife, Inc.’s common shareholders is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses, net of income tax; adjustments related to net investment gains and losses, net of income tax; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting, net of income tax; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax; and discontinued operations other than discontinued real estate, net of income tax, less preferred stock dividends. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.’s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.’s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. Operating return on common equity is calculated by dividing operating earnings available to MetLife, Inc.’s common shareholders by average MetLife, Inc. common equity for the period indicated, excluding accumulated other comprehensive income.
For the historical periods presented, reconciliations of the non-GAAP measures used in this press release to the most directly comparable GAAP measures are included in either the slide presentations or the Appendix of the presentation materials, and are on the Investor Relations portion of MetLife, Inc.’s website (www.metlife.com). Additional information about MetLife’s historical financial results is available in MetLife, Inc.’s Quarterly Financial Supplements for the corresponding periods which may be accessed through MetLife, Inc.’s website. The non-GAAP measures used in this press release should not be viewed as substitutes for the most directly comparable GAAP measures.
In this press release, MetLife provides guidance on its future earnings and earnings per diluted common share on an operating and non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses, which can fluctuate significantly within or without the range and from period to period and may have a significant impact on GAAP net income.
About MetLife
MetLife, Inc. is a leading provider of insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, visit www.metlife.com.
This press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife’s actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (“SEC”). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect MetLife’s ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government’s plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife’s participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife’s ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on MetLife’s mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for MetLife’s products and establishing the liabilities for MetLife’s obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in MetLife’s own credit spread) on certain of MetLife’s variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans; (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.’s and its affiliates’ claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to MetLife’s international operations; (xxi) availability and effectiveness of reinsurance or indemnification arrangements; (xxii) regulatory, legislative or tax changes that may affect the cost of, or demand for, MetLife’s products or services; (xxiii) changes in accounting standards, practices and/or policies; (xxiv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxv) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (xxvi) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvii) MetLife’s ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxviii) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxix) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.
MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.
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